NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO -- March 15, 2023 -- The Progressive Corporation (NYSE:PGR) today reported the following results for February 2023:

	February
(millions, except per share amounts and ratios; unaudited)	2023	2022	Change
Net premiums written	$6,057.8	$4,625.7	31%
Net premiums earned	$4,166.6	$3,626.1	15%
Net income	$150.3	$61.6	144%
Per share available to common shareholders	$0.25	$0.10	149%
Total pretax net realized gains (losses) on securities	$(117.1)	$(209.4)	(44)%
Combined ratio	95.1	93.7	1.4 pts.
Average diluted equivalent common shares	587.0	586.3	0%

	February
(thousands; unaudited)	2023	2022	Change
Policies in Force
Personal Lines
Agency – auto	8,039.7	7,805.6	3%
Direct – auto	10,737.3	9,558.8	12%
Total personal auto	18,777.0	17,364.4	8%
Total special lines	5,603.4	5,318.0	5%
Total Personal Lines	24,380.4	22,682.4	7%
Total Commercial Lines	1,060.2	989.2	7%
Total Property business	2,885.4	2,790.3	3%
Companywide Total	28,326.0	26,461.9	7%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
February 2023
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$6,057.8

Revenues:
Net premiums earned	$4,166.6
Investment income	129.6
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(8.3)
Net holding period gains (losses) on securities	(108.1)
Net impairment losses recognized in earnings	(0.7)
Total net realized gains (losses) on securities	(117.1)
Fees and other revenues	71.6
Service revenues	24.6
Total revenues	4,275.3

Expenses:
Losses and loss adjustment expenses	3,118.4
Policy acquisition costs	345.6
Other underwriting expenses	570.3
Investment expenses	1.8
Service expenses	27.6
Interest expense	21.0
Total expenses	4,084.7

Income before income taxes	190.6
Provision for income taxes	40.3
Net income	150.3

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(575.6)
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	(0.2)
Other comprehensive income (loss)	(575.8)
Total comprehensive income (loss)	$(425.5)

1 See the monthly commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2022 audited consolidated financial statements included in our 2022 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
February 2023
(millions)
(unaudited)

	Year-to-Date
	2023	2022	% Change
Net premiums written	$11,389.9	$9,210.9	24

Revenues:
Net premiums earned	$9,209.3	$8,100.9	14
Investment income	262.8	147.9	78
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(19.1)	(40.9)	(53)
Net holding period gains (losses) on securities	149.1	(515.0)	(129)
Net impairment losses recognized in earnings	(1.5)	(1.4)	7
Total net realized gains (losses) on securities	128.5	(557.3)	(123)
Fees and other revenues	145.7	119.5	22
Service revenues	47.0	44.6	5
Total revenues	9,793.3	7,855.6	25

Expenses:
Losses and loss adjustment expenses	6,944.0	5,989.9	16
Policy acquisition costs	757.5	661.7	14
Other underwriting expenses	1,245.9	1,023.4	22
Investment expenses	3.8	4.1	(7)
Service expenses	53.0	41.7	27
Interest expense	42.1	34.3	23
Total expenses	9,046.3	7,755.1	17

Income before income taxes	747.0	100.5	NM
Provision for income taxes	147.3	13.1	NM
Net income	599.7	87.4	NM

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	18.8	(672.2)	(103)
Net unrealized losses on forecasted transactions	0.1	0.1	0
Foreign currency translation adjustment	(0.1)	0	NM
Other comprehensive income (loss)	18.8	(672.1)	(103)
Total comprehensive income (loss)	$618.5	$(584.7)	(206)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
February 2023
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2023	2022

Net income	$150.3	$599.7	$87.4
Less: Preferred share dividends	2.3	4.5	4.5
Net income available to common shareholders	$148.0	$595.2	$82.9
Per common share:
Basic	$0.25	$1.02	$0.14
Diluted	$0.25	$1.01	$0.14

Comprehensive income (loss)	$(425.5)	$618.5	$(584.7)
Less: Preferred share dividends	2.3	4.5	4.5
Comprehensive income (loss) attributable to common shareholders	$(427.8)	$614.0	$(589.2)
Per common share:
Diluted	$(0.73)	$1.05	$(1.01)

Average common shares outstanding - Basic	584.9	584.9	584.3
Net effect of dilutive stock-based compensation	2.1	2.1	2.0
Total average equivalent common shares - Diluted	587.0	587.0	586.3

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2023	2022
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(1.2)%	0.6%	(1.8)%
Common stocks	(2.4)%	3.9%	(8.1)%
Total portfolio	(1.3)%	0.8%	(2.4)%

Pretax annualized investment income book yield	2.8%	2.8%	1.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2023
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,812.0	$2,246.4	$4,058.4	$1,800.9	$198.7	$6,057.8
% Growth in NPW	22%	32%	28%	41%[1]	18%	31%
Net Premiums Earned	$1,497.6	$1,757.5	$3,255.1	$725.6	$185.7	$4,166.6
% Growth in NPE	13%	19%	16%	12%	8%	15%

GAAP Ratios
Loss/LAE ratio	74.8	76.3	75.7	76.3	48.4	74.5
Expense ratio	18.5	20.6	19.6	22.2	30.0	20.6
Combined ratio	93.3	96.9	95.3	98.5	78.4	95.1
Net catastrophe loss ratio[2]			0.4	0.2	2.5	0.4

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(8.9)
Current accident year						(9.9)
Calendar year actuarial adjustment	$(0.9)	$4.1	$3.2	$(10.6)	$(11.4)	$(18.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(8.9)
All other development						(135.9)
Total development[4]						$(144.8)

Calendar year loss/LAE ratio						74.5
Accident year loss/LAE ratio						71.0

1 The increase is primarily attributable to our transportation network company (TNC) business due to: (a) rate increases on the renewal of certain TNC policies; (b) a net increase in projected mileage, which is the basis for computing premiums; and (c) writing new TNC policies in three additional states. Excluding the TNC business, total Commercial Lines net premiums written would have been down about 1% for the month.
2 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to winter storms throughout the United States.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.
4 See the Monthly Commentary at the end of this release for a discussion of the February prior accident years development.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2023
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$3,730.2	$4,657.3	$8,387.5	$2,627.3	$375.0	$11,389.9
% Growth in NPW	20%	29%	25%	22%	16%	24%
Net Premiums Earned	$3,326.8	$3,890.3	$7,217.1	$1,601.9	$389.8	$9,209.3
% Growth in NPE	11%	18%	15%	11%	7%	14%

GAAP Ratios
Loss/LAE ratio	75.2	77.6	76.5	74.8	52.6	75.2
Expense ratio	18.3	20.5	19.5	21.7	31.2	20.4
Combined ratio	93.5	98.1	96.0	96.5	83.8	95.6
Net catastrophe loss ratio[1]			0.6	0.2	4.2	0.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(31.4)
Current accident year						(9.0)
Calendar year actuarial adjustment	$2.9	$(4.7)	$(1.8)	$(14.7)	$(23.9)	$(40.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(31.4)
All other development						(443.3)
Total development						$(474.7)

Calendar year loss/LAE ratio						75.2
Accident year loss/LAE ratio						70.0

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

February 2023
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $53,328.1)	$49,752.6
Short-term investments (amortized cost: $1,809.8)	1,809.8
Total available-for-sale securities	51,562.4
Equity securities:
Nonredeemable preferred stocks (cost: $1,303.2)	1,195.2
Common equities (cost: $825.8)	2,914.5
Total equity securities	4,109.7
Total investments[2]	55,672.1
Net premiums receivable	12,068.3
Reinsurance recoverables (including $5,388.7 on unpaid loss and LAE reserves)	5,713.7
Deferred acquisition costs	1,601.8
Other assets	4,095.8
Total assets	$79,151.7

Unearned premiums	$19,460.9
Loss and loss adjustment expense reserves	30,480.9
Other liabilities[2]	6,333.3
Debt	6,389.0
Total liabilities	62,664.1
Shareholders’ equity	16,487.6
Total liabilities and shareholders’ equity	$79,151.7

Common shares outstanding	585.4
Common shares repurchased - February	0
Average cost per common share	$0
Book value per common share	$27.32
Trailing 12-month return on average common shareholders’ equity
Net income	7.7%
Comprehensive income (loss)	(6.0)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(3,513.8)
Increase (decrease) from January 2023	$(728.7)
Increase (decrease) from December 2022	$23.8
Debt-to-total capital ratio	27.9%
Fixed-income portfolio duration	3.0
Weighted average credit quality	AA .
1 As of February 28, 2023, we held certain hybrid securities and recognized a change in fair value of $61.7 million as a realized loss during the period we held these securities.
2 At February 28, 2023, we had $350.2 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•In February, we experienced unfavorable prior accident years reserve development of 3.5 points. About 70% of the development was in our personal auto products and primarily related to our property damage, collision, and comprehensive coverages, in part due to claims settling for more than reserved and changes in reserve estimates (e.g., aging of the reserves, changes to estimates by adjusters, and inflation factors). The development in our commercial auto products represented almost 25% of the development and was mainly due to late reported claims from prior accident periods and changes in reserve estimates, similar to personal auto. The remaining unfavorable development was primarily in our Property business.
•Since the end of February, there have been several financial institutions that are either being liquidated or have been taken over by the Federal Deposit Insurance Corporation (FDIC). As of February 28, 2023, we held $74 million market value of securities in our fixed-income portfolio and $1 million market value in our common equity portfolio related to these institutions. In total, less than 2% of our total portfolio was invested in U.S. bank preferred stocks and less than 5% in corporate debt securities of financial services companies at February month-end.

Events
We plan to release March results on Thursday, April 13, 2023, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is one of the leading sellers of personal and commercial auto, motorcycle, and boat insurance in the country, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2022.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.